FALCONSTOR®

Business Overview

OTC: FALC

June 2021

Explanatory Note

Forward-Looking Statement Safe Harbor Statement

This presentation contains forward-looking statements that involve substantial risks and uncertainties including, without limitation, statements about the Company's plans, strategies and prospects including capital structure and go to market strategies; the Company's future operating results and financial position; the Company's market growth; and the Company's objectives for future operations. These statements may include words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "could," "would," "project," "plan," "potentially," "preliminary," "likely," and similar expressions and are intended to identify forward-looking statements. These forward-looking statements are based on information available to the Company as of the date of this presentation and are based on management's current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties and other factors may be beyond the Company's control and may pose a risk to the Company's operating and financial condition. Such risks and uncertainties may include, but are not limited to changes in market demands and the effects of the competitive markets in which we compete; changes in technology; market acceptance of new products; the Company's ability to implement its strategies and plans; the Company's ability to successfully qualify and sell its products and services in increasing volumes on a cost-effective basis; the Company's ability to generate sufficient cash flows from operations to meet its liquidity requirements; the continued impact of the COVID-19 pandemic on the Company's business and the evolving legal, regulatory, and administrative climate in the international markets where the Company operates. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this presentation is contained in the "Risk Factors" sections in the Company's Annual Report on Form 10-K and the Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission ("SEC") on March 19, 2020 and November 9, 2020 respectively, both of which are incorporated into this document by reference, and other documents filed with or furnished to the SEC. These forward-looking statements should not be relied upon as representing the Company's views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Use of Non-GAAP Financial Information

In this presentation the Company will be discussing non-GAAP measures of adjusted EBITDA, free cash flow and Rule of 40 Score, which are adjusted from results based on GAAP. These non-GAAP financial measures are provided to enhance the user's overall understanding of the Company's current financial performance and the Company's prospects for the future and are not comprehensive of the Company's financial results. Such measures should not be viewed as a substitute for the Company's financial statements prepared in accordance with GAAP. You can find a reconciliation of these metrics to the reported GAAP results in the reconciliation tables provided in the appendices to this presentation. A reconciliation of non-GAAP measures to corresponding GAAP measures on a forward-looking basis is not available due to high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures.

Investment Highlights

1. **Large Addressable Market:** Multi-billion-dollar market opportunity in growing enterprise data protection and cloud data storage markets
2. **Recurring Revenues:** Transitioning into a more attractive subscription-based, recurring revenue model
3. **Turned The Corner to Profitability:** 2020 GAAP operating income of $1.8 million vs. ($0.7) million loss in 2019. 2020 GAAP net income of $1.1 million vs. ($1.8) million loss in 2019
4. **Extensive Patent Portfolio:** Core technology protected by 36 patents and 5 patent applications, including protection for our advanced data deduplication technology
5. **Focused on Organic and In-Organic Growth:** Committed to growing the business organically and through selective acquisitions with a focus on superior capital allocation
6. **Balance Sheet Improvement:** Management and the Board are committed to improving capital structure and liquidity
7. **Strong Management:** Leadership team with proven enterprise software, data protection, and M&A expertise

Market Overview

FALCONSTOR

Market Focus Areas

Long-Term Data Retention and Recovery

80%* of an enterprise's data is archived and retained for more than 90 days. Data storage optimization, security, and portability are key.
Customers use FalconStor solutions to:

- Increase data backup speeds by up to 6x**
- Reduce data stored by up to 95%*** via advanced data deduplication
- Migrate to public-cloud storage (e.g., AWS, Azure, and IBM)

* 2020 Horizon Information Strategies
** 2019 Evaluator Group Performance Analysis
*** 20:1 Data Deduplication Ratio

Market Focus Areas

Business Continuity-Driven Data Replication and Recovery

20%* of an enterprise's data is active and backed up and retained for less than 90 days. Secure and expedited data recovery are key.

Customers use FalconStor solutions to:

- Accelerate recovery from disasters, including ransomware
- Reduce hardware costs through storage virtualization

* 2020 Horizon Information Strategies

Growth Focus: Long-Term Data Retention and Recovery



Long-Term Data Retention and Recovery
80%* of an Enterprise's Data
1 – 100+ Year Retention
• Large market with double-digit growth
• Compelling needs
• Cloud data storage is advantageous
• FalconStor technology is well aligned
• Less competition
Data Stored
90 Day – 1 Year Retention
Business Continuity Drive Data Replication and Recovery
20%* of an Enterprise's Data
30–90 Day Retention
Active Primary Data 5%*
Warm Primary Data 15%*
Cold Secondary Data 20%*
Deep Archive Data 60%*
Extremely High Performance
Standard Performance
Low Performance
Archival Performance

* 2020 Horizon Information Strategies

FALCONSTOR

Large and Growing Markets

		2019	2027	CAGR
New for FalconStor in 2020	Cloud Data Storage*	$46B	$222B	22%
	Data Protection**	$77B	$258B	16%
	Data Protection as a Service (DPaaS)***	$12B	$104B	31%
	Software Defined Storage (SDS)****	$9B	$54B	25%

* Allied Market Research. Cloud Storage Market Report. April 2020

** Verified Market Research. Global Data Protection Market Size Report. May 2019

*** Grand View Research. Data Protection As A Service Report. October 2020

**** Transparency Market Research. Software Defined Storage Market Report. March 2020

The "New" Cloud-Focused FalconStor

2000 - 2009

RAPID GROWTH

- Annual revenue growth to $90M
- Unprofitable
- Leader in Long-Term Data Retention and Recovery segment
- On-premise technology

2010 - Late 2017

STEADY DECLINE

- Annual revenue decline to $25M
- Unprofitable
- Challenger in Business Continuity-Driven Data Replication segment
- On-premise technology

Late 2017 - 2020

REINVENTION

- New executive leadership
- Annual revenue stabilization
- Return to Profitability
- Refocus on Long-Term Data Retention and Recovery segment
- Cloud/On-premise technology

2021 -

GROWTH

- Annual organic growth driven by new modern use cases within Long-Term Data Retention and Recovery
- Additional growth through M&A
- 25%+ EBITDA Margin

Progress Since Late 2017

Metric	2017A	2018A	2019A	2020A
Net Customer Revenue Retention (excl. hardware)	65%	87%	92%*	88%
Gross Margin %	78%	83%	82%	88%
GAAP Operating Income	1.0	0.0	(0.7)	1.8
Adjusted EBITDA %	7%	15%	13%	28%
Increase (Decrease) in Cash	(2.4)	2.1	(1.6)	0.4
Free Cash Flow	($2.7) million	($1.7) million	($2.0) million	$0.7 million
"Rule of 40" Score***	(10)	(14)	6	17
% of Sales From Non-Core Markets (e.g., China)	23.3%	15.2%	6.5%	4.6%

Metric	Q1 2020A	Q1 2021A
Net Customer Revenue Retention (excl. hardware)	50%	179%**
Gross Margin %	83%	83%
GAAP Operating Income	(0.4)	(0.0)
Adjusted EBITDA %	9%	20%
Increase (Decrease) in Cash	(0.5)	0.1
Free Cash Flow	($0.5) million	$0.1 million
"Rule of 40" Score***	-21	40
% of Sales From Non-Core Markets (e.g., China)	3.9%	1.6%

Note: See appendix for a reconciliation of Adjusted EBITDA, Free Cash Flow and Rule of 40 Score to the most comparable GAAP measure, in each case.

* One large expansion aided the increase in 2019

** Two large expansions aided the increase in Q1 2021

***Annual Revenue Growth Rate % plus Adj EBITDA %

FALCONSTOR

Key Growth Initiatives

1. Increase subscription based recurring revenue base
2. Generate new customer growth and improved customer retention
3. Sharpen go-to-market focus to generate consistent quarterly year-over-year revenue growth
4. Invest in Long-Term Data Retention and Recovery solutions aligned with high-growth/modern data use cases
5. Selectively expand Business Continuity-Driven Data Replication solutions for our most strategic customers
6. Implement a disciplined M&A strategy
7. Improve capital structure and liquidity profile

Business Objectives

- Organic growth driven by transitioning long-term data archives to the cloud and reducing cloud data storage costs while increasing data access for strategic analysis

- Inorganic growth by acquiring smaller $3M to $10M annual revenue companies. Unprofitable targets represent good value acquisitions given experience tucking in small acquisitions and restructuring for profitability

Target Business Objectives

Metric	Future
Customer Retention	95%
Annual Revenue	$100+ million
Gross Margin %	90%
Adjusted EBITDA %	30%
Net Income %	20%
"Rule of 40" Score	50+

New Product Offerings

FALCONSTOR

StorSafe - Newest Long-Term Retention and Recovery Solution

FALCONSTOR
StorSafe

- Next generation backup and archive data storage optimization for real-world diverse enterprise environments
- Reduces backup and archive storage by up to 95%
- Integrates with AWS, Azure, IBM Cloud, and Wasabi public cloud storage
- Integrates with on-premise hybrid object storage solutions (e.g., Hitachi Content Platform - HCP)
- Sales started late 2020

The StorSafe Customer Experience

SIMPLE

Integrate with your existing real-world backup solutions to provide backup and archive data consolidation.

SECURE

Leverage proven and secure technology to successfully execute against 3-2-1 process and improve Ransomware defense

FAST

Improve backup/archive processing speed by 2x to 6x to meet aggressive daily backup windows

ECONOMICAL

Reduce long-term data storage capacity by up to 95% by leveraging StorSafe's industry leading data deduplication

EFFICIENT

Store long-term data in the optimal environment, whether it is on-premise, in a hybrid cloud, or public cloud

Established network of channel partners in AMER, EMEA, and APAC

HITACHI Inspire the Next
FUJITSU
Dynamic Solutions INTERNATIONAL
BLUE CONSULT.
bluechip Advancing your IT

iguazu
SIRIUS
TechData
Mainline INFORMATION SYSTEMS
CLIMB CHANNEL SOLUTIONS
MALEVA

meridian IT
RN REDNET
PULSEN
C>ways INTELLIGENT IT SOLUTIONS
northdoor - Store IT - Protect IT - Use IT -

CORUS360 A CONVERGE COMPANY
elmec Semplicemente affidabili
esprinet
Fabrics4Clouds Enterprise Infrastructure Solutions

AC&NC www.acnc.com
gayadata Powered by Data and Storage Networking
wasabi
concat AG IT SOLUTIONS

Driving Non-Linear Organic Growth

Key Innovation Principles

- Leverage proven FalconStor, or acquired technologies to accelerate development and time to market
- Target solutions that address “modern” data streams that make heavy use of cloud-based storage
- Bias toward SaaS solutions with simple consumption-based pricing that grow as usage expands
- Innovate toward simplicity, convenience, accessibility, and affordability
- Determine what target customers will actually buy, don’t simply launch shiny objects

FALCONSTOR®

M&A Profile

Annual Revenue	$3M to $10M
Growth Profile	Modest
Maturity Profile	Mature, Legacy
Owner Profile	Private, Divestiture, VC Zombie
Customer Base	AMER, EMEA
Company HQ	AMER, EMEA
Domain Expertise	Data Storage Data Lake Management Data Reduction Data Replication Large Data Capture Data Analytics Cloud Cost Optimization

Leadership Team

FALCONSTOR

Experienced leadership team with deep industry, enterprise software, and FalconStor domain experience capable of executing against growth targets



Todd Brooks
CEO

ESW|CAPITAL FedEx



Brad Wolfe
CFO

Asure



Carter McCrary
VP Global Revenue

DELL ABSOLUTE

Key Expertise:

- ✓ Enterprise Software
- ✓ Enterprise Data Storage
- ✓ Corporate Turnaround
- ✓ Operational Efficiency
- ✓ M&A
- ✓ FalconStor Technology



Mark Delsman
VP Technology

NetApp dot HILL



Chris Cummings
VP Marketing

IBM NetApp



Abdul Hashmi
VP Customer Success

FALCONSTOR



Clark Liddell
VP Operations

ESW|CAPITAL FedEx



Mike Kelly
Chairman

KINSALE ASSOCIATES INC.



Barry Rudolph
Board Member

VELOCIDATA IBM



Bill Miller
Board Member

FIRSTMILE StorageNetworks



Martin Hale
Board Member

HALE CAPITAL PARTNERS

Investment Highlights - Recap

1. **Large Addressable Market:** Multi-billion-dollar market opportunity in growing enterprise data protection and cloud data storage markets

2. **Recurring Revenues:** Transitioning into a more attractive subscription-based, recurring revenue model

3. **Turned The Corner to Profitability:** 2020 GAAP operating income of $1.8 million vs. ($0.7) million loss in 2019. 2020 GAAP net income of $1.1 million vs. ($1.8) million loss in 2019

4. **Focused on Profitable Organic and In-Organic Growth:** Committed to growing the business organically and through selective acquisitions with a focus on superior capital allocation

Financials

FALCONSTOR

Financial Improvement

($ in millions)	Q1 2020	Q1 2021	*YoY Change*	LTM - 1	LTM	*YoY Change*
Bookings (Total Sales)	$2.0	$3.9	*91.8%*	$13.2	$15.9	*20.1%*
Billings (Total invoices)	$2.1	$4.0	*87.7%*	$13.5	$16.1	*18.7%*
Total Revenue	$3.2	$3.8	*20.4%*	$15.2	$15.4	*1.2%*
Gross Profit	$2.6	$3.2	*20.8%*	$12.4	$13.5	*8.6%*
% margin	*82.8%*	*83.0%*		*81.5%*	*87.5%*	
Adjusted EBITDA	$0.3	$0.8	*180.0%*	$1.6	$4.6	*182.0%*
% margin	*8.6%*	*19.9%*		*10.8%*	*30.0%*	

Income Statement

	2019	2020	Q1 2020	Q1 2021
Revenue				
Product revenue	$6,767,595	$7,097,695	$1,048,963	$2,139,729
Support and services revenue	9,775,976	7,670,998	2,131,224	1,688,597
Total revenue	$16,543,571	$14,768,693	$3,180,187	$3,828,326
Cost of revenue				
Product	$721,122	$297,555	$139,460	$222,834
Support and service	2,191,865	1,529,923	407,920	426,173
Total cost of revenue	$2,912,987	$1,827,478	$547,380	$649,007
Gross profit	$13,630,584	$12,941,215	$2,632,807	$3,179,319
% margin	*82.4%*	*87.6%*	*82.8%*	*83.0%*
Operating expenses				
Research and development costs	$3,208,921	$2,467,783	$674,924	$659,940
Selling and marketing	4,337,054	4,601,228	981,191	1,396,640
General and administrative	5,635,273	3,022,350	1,093,169	837,867
Restructuring costs	1,104,318	1,032,826	287,460	302,313
Total operating expenses	$14,285,566	$11,124,187	$3,036,744	$3,196,760
Operating income (loss)	($654,982)	$1,817,028	($403,937)	($17,441)
Gain on debt extinguishment	$0	$0	$0	$754,000
Interest and other expense	(604,647)	(692,838)	(245,839)	(266,695)
Income (loss) before income taxes	($1,259,629)	$1,124,190	($649,776)	$469,864
Income tax expense (benefit)	$492,325	($14,319)	$70,064	$44,616
Net income (loss)	($1,751,954)	$1,138,509	($719,840)	$425,248

Balance Sheet

	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Assets				
Current assets:				
Cash and cash equivalents	$1,514,351	$871,281	$1,920,656	$2,020,989
Accounts receivable, net of allowances	1,856,839	3,476,930	2,836,571	2,954,033
Prepaid expenses and other current assets	1,892,842	1,930,671	1,837,596	2,063,111
Contract assets	423,556	419,940	254,483	380,119
Inventory	14,571	14,809	15,275	15,061
Total current assets	5,702,159	6,713,631	6,864,581	7,433,313
Property and equipment, net	278,345	236,442	197,020	196,630
Operating lease right-of-use assets	1,155,028	854,712	536,272	202,495
Deferred tax assets, net	258,985	259,209	330,552	312,342
Software development costs, net	22,577	20,928	19,278	17,639
Other assets	923,275	926,928	863,964	862,515
Goodwill	4,150,339	4,150,339	4,150,339	4,150,339
Other intangible assets, net	91,463	100,358	100,134	84,052
Long-term contract assets	254,397	225,128	343,934	188,119
Total assets	$12,836,568	$13,487,675	$13,406,074	$13,447,444
Liabilities and Stockholders' Deficit				
Current liabilities:				
Accounts payable	$696,459	$764,371	$453,791	$917,570
Accrued expenses	2,309,524	2,046,399	2,293,765	2,374,705
Short-term loan, net	1,812,210	3,968,827	3,320,863	3,396,568
Current portion of lease liabilities	1,438,448	1,074,032	665,074	235,962
Deferred revenue	2,926,017	4,010,383	4,603,270	4,151,083
Total current liabilities	9,182,658	11,864,012	11,336,763	11,075,888
Other long-term liabilities	688,441	679,644	703,889	698,323
Notes payable, net	3,113,267	0	754,000	0
Operating lease liabilities, net	31,507	2,194	0	0
Deferred tax liabilities, net	432,301	427,030	513,027	520,905
Deferred revenue, net	2,442,373	2,042,978	1,765,859	2,303,675
Total liabilities	15,890,547	15,015,858	15,073,538	14,598,791
Commitments and contingencies				
Series A redeemable convertible preferred stock	12,041,865	12,483,206	12,940,722	13,415,006
Total stockholders' deficit	(15,095,844)	(14,011,389)	(14,608,186)	(14,566,353)
Total liabilities and stockholders' deficit	$12,836,568	$13,487,675	$13,406,074	$13,447,444

Pro Forma Capitalization Table*

Common & Restricted Shares at 03/31/2021	Hale Capital Partners	Other	Total
Common Stock Shares Outstanding at 03/31/2021	3,598,932	2,350,531	5,949,463
Restricted Stock Pool Granted or Available to be Granted**	-	1,632,260	1,632,260
Total	**3,598,932**	**3,982,791**	**7,581,723**
	47.47%	**52.53%**	

*Excludes 9,780 options with an average strike price of $113.66, 87,815 of Series A Preferred which convert at a price of $102.49 per share and additional shares of common stock currently reserved for issuance related to accrued dividends on the Series A Preferred.

**Consists of (a) unvested shares of restricted stock and (b) additional shares of restricted stock which have or will be granted subject to stockholder approval of an amendment to the Company's 2018 Incentive Stock Plan at the Company's Annual Meeting of Stockholders to be held on June 24,2021. The vesting of a substantial portion of the restricted stock occurs if certain events occur, including (i) a change of control of the Company and (ii) the repayment of the Company's obligations under its Series A Preferred Sock and senior secured debt.

FALCONSTOR

Guidance

Guidance (in $ millions)	2020 Actual	2021 Guidance Low	2021 Guidance High	YoY Increase	YoY Increase
Total Revenue	$14.8	$15.1	$16.1	3%	9%
Adjusted EBITDA*	$4.1	$4.2	$5.1	3%	22%
%	28%	28%	31%		
Net Income	$1.1	$1.9	$2.8	70%	148%
%	8%	13%	17%		
Rule of 40 (Revenue Growth % + Adjusted EBITDA %)	17	31	41	80%	139%

*Adjusted EBITDA excludes Non-Operating Expenses

Note: The Company has not provided a reconciliation of the forward-looking non-GAAP information presented on this slide as material items that impact such reconciliation are not reasonably estimable at this time.

Appendix

FALCONSTOR

Definitions of Non-GAAP Measures

- Adjusted EBITDA
  - Operating income (loss) + Depreciation + Amortization + Restructuring costs + Non-operating expense/other
- Free Cash Flow
  - Increase (decrease) in cash – cash provided by (used for) financing activities
- Rule of 40
  - Annual revenue growth (reduction) % + Adjusted EBITDA %

Adjusted EBITDA Reconciliation

($ in millions)	2017A	2018A	2019A	2020A	Q1 2021
Revenue	$25.2	$17.8	$16.5	$14.8	$3.8
Operating Income (loss)	$1.0	$0.0	($0.7)	$1.8	($0.0)
Add Back: Depreciation & Amortization	1.0	0.6	0.4	0.2	0.1
EBITDA	$2.0	$0.6	$(0.3)	$2.0	$0.0
EBITDA %	*8%*	*4%*	*(2)%*	*14%*	*1%*
Add Back: EBITDA Adjustments					
Restructuring Costs	($0.2)	$1.3	$1.1	$1.0	$0.3
Non-Operating Expense/Other	0.0	0.7	1.2	1.1	0.4
Total EBITDA Adjustments	($0.2)	$2.0	$2.3	$2.1	$0.7
Adjusted EBITDA	$1.8	$2.6	$2.1	$4.1	$0.8
Adjusted EBITDA %	*7%*	*15%*	*13%*	*28%*	*20%*

FALCONSTOR

Free Cash Flow Reconciliation

($ in millions)	2017A	2018A	2019A	2020A	Q1 2021
Change in cash					
Cash, beginning of year	$3.4	$1.0	$3.1	$1.5	$1.9
Cash, end of period	1.0	3.1	1.5	1.9	2.0
Increase (decrease) in cash	($2.4)	$2.0	($1.6)	$0.4	$0.1
Cash provided by (used for) financing activities					
Proceeds from exercise of stock warrants	$0.0	$0.5	$0.0	$0.0	$0.0
Payments for tax withholding for share-based compensation	(0.0)	0.0	0.0	0.0	0.0
Proceeds from issuance of short-term debt, net of issuance costs	0.4	0.0	0.9	(1.0)	0.0
Proceeds from issuance of long-term debt, net of issuance costs	0.0	3.3	0.0	0.0	0.0
Payments of long-term debt	0.0	0.0	(0.5)	0.0	0.0
Proceeds from issuance of PPP loan	0.0	0.0	0.0	0.8	0.0
Net cash provided by (used for) financing activities	$0.3	$3.8	$0.5	($0.2)	$0.0
Free Cash Flow	($2.7)	($1.7)	($2.0)	$0.7	$0.1

“Rule of 40” Reconciliation

	2017A	2018A	2019A	2020A	Q1 2021
Annual revenue growth (reduction) %	(17)%	(29)%	(7)%	(11)%	20%
Adjusted EBITDA %	7%	15%	13%	28%	20%
"Rule of 40" Score	(10)	(14)	6	17	40

FALCONSTOR